Exhibit 10.8

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT CREDIT AGREEMENT (this “Amendment”), dated as of December 22, 2010, is made by and among GILEAD SCIENCES, INC., a Delaware corporation (the “Parent”), GILEAD BIOPHARMACEUTICS IRELAND CORPORATION, an Irish company (“Gilead Ireland”, Gilead Ireland together with the Parent are together referred to as the “Borrowers”, and each individually, as a “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders have entered into that Credit Agreement, dated as of December 18, 2007 (as previously amended, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to Borrower a revolving credit facility with a swing line sublimit and a letter of credit sublimit;

WHEREAS, as a condition to making the revolving credit facility available to the Borrower the Lenders have required that the Parent guarantee payment of the Obligations of Gilead Ireland;

WHEREAS, the Borrowers have requested amendments to certain provisions of the Credit Agreement as set forth in Section 1 below, and

WHEREAS, the Administrative Agent and the Lenders signatory hereto are willing to effect such waivers, consents and amendments, in each case as set forth below pursuant to the terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)	Section 2.03(a)(i) is hereby amended by inserting “or extend” in the fifth line thereof immediately after “amend” and before “Letters of Credit”.

(b)	Section 2.03(a)(ii)(A) is hereby amended by inserting (i) “subject to Section 2.03(b)(iv),” in the first line thereof immediately after “(A)” and (ii) “or extension” in the second line thereof immediately after “renewal”.

(c)	A new clause (iv) is added to Section 2.03(b) which reads as follows:

(iv) If a Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the applicable Borrower shall not be required to make a specific request to the L/C Issuer for any such automatic extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the applicable Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension; provided, however, that the parties agrees that clauses (A) and (B) above set forth the only circumstances under which the L/C Issuer may not permit any such extension.

(d)	Section 7.09 is deleted in its entirety and the following is inserted in lieu thereof.

7.09 Burdensome Agreements. Enter into any contractual obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to either Borrower or otherwise transfer property to either Borrower, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrowers or (iii) of the Borrowers or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that the foregoing shall not apply to (A) restrictions and conditions existing on Second Amendment Effective Date (or any extension, renewal, amendment or modification thereof), (B) any contractual obligation of a Person which becomes a Subsidiary after the Closing Date; provided that such contractual obligation is only binding upon such Subsidiary and such contractual obligation was in existence at the time such Person becomes a Subsidiary, (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (C) restrictions and conditions imposed by any agreement or document governing or evidencing any other Indebtedness, Swap Contract or other obligation of a Borrower or any Subsidiary permitted hereunder, so

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long as such documentation does not contain any covenant expressly limiting the ability of either Borrower or its Subsidiaries to enter into contractual obligations of the type described in the foregoing clauses (i) through (iii) that is materially more restrictive on the Borrowers and its subsidiaries than this Section 7.09, (D) restrictions in such Person’s organizational documents or pursuant to any joint venture agreement or equity holder’s agreement, (E) any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with a Disposition, (F) any negative pledge incurred or provided in favor of any holder of Indebtedness permitted hereunder solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness, (G) any negative pledge incurred or provided in favor a financial institution with respect to deposit or other account pooling agreements, cash management agreements and similar arrangements, so long as such negative pledge relates only to the deposit accounts subject to such agreement, and (z) apply to customary provisions in leases and other contracts restricting the assignment, pledge or mortgage thereof.

2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent (the first date on which all such conditions have been satisfied shall be referred to as the “Second Amendment Effective Date”):

(a)	the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)	counterparts of this Amendment, duly executed by each of the Borrowers, the Parent in its capacity as a guarantor, the Administrative Agent, and the Required Lenders; and

(ii)	such other certificates, instruments and documents as the Administrative Agent shall reasonably request;

(b)	the Borrowers shall have paid to each Lender that signs this Amendment on or before the Second Amendment Effective Date a fee of $10,000, which fee shall be fully earned and due on the Second Amendment Effective Date and shall be nonrefundable; and

(c)	unless waived by the Administrative Agent, all fees and expenses payable to the Administrative Agent and the Lenders (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

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3. Consent and Confirmation of the Parent. The Parent hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Parent Guaranty Agreement (including without limitation the continuation of the Parent’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Parent Guaranty against the Parent in accordance with its terms.

4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)	The representations and warranties contained in Article V of the Credit Agreement or any other Loan Documents, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or such other Loan Document, are true and correct in all material respects on and as of the date hereof, (i) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (ii) except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)	The Persons appearing as guarantor on the signature pages to this Amendment constitute all Persons who are required to be guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents;

(c)	This Amendment has been duly authorized, executed and delivered by the Borrowers and the Parent, as guarantor, and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)	After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5. Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Borrowers hereby release the Administrative Agent, the L/C Issuer, each of the Lenders, and the Administrative Agent’s, the L/C Issuer’s and each of the Lender’s respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

6. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of

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the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

7. Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

9. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

10. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

GILEAD SCIENCES, INC., as a Borrower

By:	/s/ John F. Milligan

Name:	John F. Milligan, PhD
Title:	President and Chief Operating Officer

GILEAD BIOPHARMACEUTICS IRELAND CORPORATION, as a Borrower

By:	/s/ John F. Milligan

Name:	John F. Milligan, PhD
Title:	Director

By:	/s/ Gregg H. Alton

Name:	Gregg H. Alton
Title:	Director

GUARANTOR:

GILEAD SCIENCES, INC., as a guarantor of Gilead Ireland

By:	/S/ John F. Milligan

Name:	John F. Milligan, PhD
Title:	President and Chief Operating Officer

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Dora A. Brown

Name:	Dora A. Brown
Title:	Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ John C. Plecque

Name:	John C. Plecque
Title:	Senior Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

THE ROYAL BANK OF SCOTLAND N.V. (FORMERLY ABN AMRO BANK N.V.), as a Lender

By:	/s/ William McGinty

Name:	William McGinty
Title:	Director

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Henry H. Schwake

Name:	Henry H. Schwake

Title:	Managing Director

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Frederick W. Laird

Name:	Frederick W. Laird

Title:	Managing Director

By:	/s/ Ming K. Chu

Name:	Ming K. Chu

Title:	Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Matthew Burke

Name:	Matthew Burke

Title:	Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Bertram H. Tang

Name:	Bertram H. Tang

Title:	Authorized Signatory

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas J. Purcell

Name:	Thomas J. Purcell

Title:	Senior Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ David Barton

Name:	David Barton

Title:	Director

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Vanessa Chiu

Name:	Vanessa Chiu

Title:	Executive Director

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

MORGAN STANLEY BANK, as a Lender

By:	/s/ Agata Marczak

Name:	Agata Marczak

Title:	Authorized Signatory

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Lauren Day

Name:	Lauren Day

Title:	Authorized Signatory

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

CREDIT SUISSE AG, Cayman Islands Branch [formerly CREDIT SUISSE, Cayman Islands Branch], as a Lender

By:	/s/ Ari Bruger

Name:	Ari Bruger

Title:	Vice President

By:	/s/ Rahul Parmer

Name:	Rahul Parmer

Title:	Associate

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David C. Mruk

Name:	David C. Mruk

Title:	Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason A. Huck

Name:	Jason Huck

Title:	Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement

INTESA SANPAOLO S.P.A., as a Lender

By:	/s/ Luca Sacchi

Name:	Lucca Sacchi

Title:	Vice President

By:	/s/ Frank Maffei

Name:	Frank Maffei

Title:	Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 2 to Amended and Restated Credit Agreement